Inland American First Quarter 2010 Update




Publix
ENTRANCE





Inland American
REAL ESTATE TRUST, INC.

www.inlandamerican.com
June 28, 2010

Forward Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2009 and our quarterly report on Form 10-Q for the period ended March 31, 2010 and include but are not limited to:

- Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate
- We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution
- Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets
- We pay significant fees to our business manager, property managers and other affiliates of IREIC
- We have a limited operating history
- We do not expect to list our shares in the near future
- You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future
- Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business
- We rely on our business manager and property managers to manage our business and assets
- We may not continue to qualify as a REIT
- Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Further, none of these companies are affiliated with Inland American in any manner.

Inland American Diversity of Portfolio

- Owns a diverse portfolio of core commercial real estate including:
  - Retail
  - Lodging
  - Office
  - Industrial and Public Properties
  - Multi-Family/Student Housing

- Investments in joint ventures, development projects, real estate loans and marketable securities

Strategy

Generate Sustainable and Predictable Cash Flow to Distribute

- Cash flow from operations (properties), marketable securities, notes receivable and joint venture investments are where the cash flow comes from to pay our dividend
- Continue to lease space at more favorable rental rates than prior lease
- Control property level operating expenses to ensure highest rental increases as possible
- Preserve strong tenant relationships
- Anticipate and plan for tenant lease renewals

Strategy (cont.)

Maximize Long-Term Stockholder Value

- Invest in real estate assets that produce attractive current yields and long-term adjusted returns
- Focus on preservation of capital
- Manage debt maturities and leverage ratios
- Maintain strong cash position

A Diverse Strategy Balances Risk Exposure

As of March 31, 2010

Investment Allocation - $11.7B*


Core Assets – 83%
Retail – 38%
Lodging – 25%
Office – 19%
Industrial – 10%
Multi-Family – 8%
Total Assets $11.7B
Joint Ventures – 4%
Notes Receivable – 4%
Development – 2%
Cash & Other Assets – 5%
Marketable Securities – 2%

Inland American REAL ESTATE TRUST, INC.

Figure includes offering proceeds and debt. Approximate book value as of March 31, 2010.

Current Portfolio – by Square Feet

- 975 properties
- 55.2 million square feet
- 10,153 multi-family units
- 14,856 lodging rooms

Multi-Family	Industrial	Office	Lodging	Retail
28 Properties	72 Properties	48 Properties	97 Properties	730 Properties
8 States	20 States + Dist. of Col.	18 States	23 States + Dist. of Col.	32 States + Dist. Of Col.
10,153 Units	16.0M Square Feet	10.5M Square Feet	14,856 Rooms	20.7M Square Feet


Washington
Montana
North Dakota
Minnesota
Maine
Oregon
Idaho
South Dakota
Wisconsin
Michigan
VT
NH
Mass
CT
RI
New York
Wyoming
Nebraska
Iowa
Illinois
Indiana
Ohio
Pennsylvania
NJ
MD
DE
Nevada
Utah
Colorado
Kansas
Missouri
Kentucky
West Virginia
Virginia
California
North Carolina
Tennessee
Oklahoma
Arkansas
South Carolina
Arizona
New Mexico
Mississippi
Alabama
Georgia
Texas
Louisiana
Florida
Less than 2 MSF
+2 - 5 MSF
More than 5 MSF
Texas
103 Properties
9,837,182 SF

Inland American REAL ESTATE TRUST, INC.

Owns directly or indirectly through joint ventures:

As of March 31, 2010

Top 10 Tenants: 74% Are Investment Grade

Sorted by Annualized Base Rent

As of March 31, 2010

Tenant Name	Rating*	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	8.7%	4.1%
AT&T, Inc.	A	Office	7.2%	6.4%
RBS Citizens, NA	A-	Retail	3.0%	1.6%
Sanofi-Aventis U.S. Inc.	AA-	Office	2.6%	1.3%
United Healthcare Services, Inc.	NR	Office	2.6%	2.2%
C&S Wholesale Grocers, Inc.	Private	Industrial	2.4%	5.5%
VersaCold Storage	NR	Industrial	2.0%	3.4%
Shop Rite Supermarkets	BBB	Retail	1.6%	1.1%
Cornell Corrections	B+	Industrial	1.6%	.5%
Lockheed Martin Corporation	A-	Office	1.6%	.6%

*Ratings according to Standard and Poors.

Inland American REAL ESTATE TRUST, INC.

Retail Portfolio

- 730 Properties
- 20.7M SF
- 32 States + Dist. of Columbia

As of March 31, 2010

Core Property Allocation



Lodging
$2.4B
25%
Retail
$3.6B
38%
Multi-Family
$797M
8%
Office
$1.8B
19%
Industrial
$972M
10%



Publix



BED BATH & BEYOND



KOHL'S

Retail Portfolio Overview

- 92% Occupancy (economic)
- 69% of the portfolio is anchored by necessity-based retailers (grocer, drug, etc.)
- 65% of the portfolio is multi-tenant, 35% is single tenant with long-term stable rents
- 22% of the portfolio is located in Texas which has demonstrated economic resiliency

Lease Expiration Schedule



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
4.13%
2010
5.74%
2011
10.62%
2012
5.94%
2013
9.14%
2014
10.66%
2015

Inland American
REAL ESTATE TRUST, INC.

Necessity Based Retail Centers


Publix
ENTRANCE

Paradise Shoppes of Largo — Largo, FL


Tom Thumb

Heritage Heights — Grapevine, TX


Kroger

Thomas Crossroads — Newnan, GA


GNC
LOTUS SALON
SUBWAY

Alcoa Exchange — Bryant, AR


STAR NAILS
The UPS Store
Edward Jones

The Highlands — Flower Mound, TX

Power Based Retail Centers


BED BATH & BEYOND

Riverstone SC Missouri City,


BEST BUY

Washington Park Plaza Homewood, IL


KOHL'S

Dothan Pavilion Dothan, AL


T.J.maxx
DressBarn
maurices

Poplin Place Monroe,


OLD NAVY

Lord Salisbury Center Salisbury, MD

Inland American
REAL ESTATE TRUST, INC.

Multi-Family Portfolio
(Includes Student Housing)

- 28 Properties
- 10,153 Units
- 8 States

As of March 31, 2010

Core Property Allocation



Lodging
$2.4B
25%
Retail
$3.6B
38%
Multi-Family
$797M
8%
Office
$1.8B
19%
Industrial
$972M
10%







Multi-Family Portfolio Overview

- 86% Occupancy (economic, including student housing)
- Expanded multi-family investments from 256 units to 10,153 units from 2006 to Q1 2010
- 64% of units are located in Houston and Oklahoma City metro areas.

Revenue to Total Units Owned



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Total Revenue (000's)
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Units / Beds
256
2,596
6,346
9,481
10,153
2006
2007
2008
2009
*Q1 2010
*Q1 2010 actual reported revenue annualized

Inland American REAL ESTATE TRUST, INC.

The Landings

Webster, TX



The Radian
(Student Housing)

Philadelphia, PA



Inland American REAL ESTATE TRUST, INC.

Lodging Portfolio

- 97 Properties
- 14,856 Rooms
- 23 States and District of Columbia

As of March 31, 2010

Core Property Allocation



Lodging
$2.4B
25%
Retail
$3.6B
38%
Industrial
$972M
10%
Office
$1.8B
19%
Multi-
Family
$797M
8%



Hilton
Garden Inn



COURTYARD
Marriott



HYATT

Lodging Portfolio Overview

- 65% Average Occupancy
- 48% of the portfolio is branded by Marriott, 40% is branded by Hilton.
- 40% of the portfolio are moderately priced hotels such as Hilton Garden Inn & Courtyard by Marriott

Historical Revenue/Available Room & Average Daily Rate



$140
$120
$100
$80
$60
$40
$20
$0
$79
$117
$89
$129
$75
$115
2007
2008
2009
Revenue/Available Room
Average Daily Rate

Hyatt Regency Orange County

Anaheim, CA


HYATT



Inland American
REAL ESTATE TRUST, INC.

Marriott Woodlands Hotel and Convention Center

The Woodlands, TX


SAN JACINTO

Manageable Debt Maturities(1)


$6B
$5B
$4B
$3B
$2B
$1B
$0
2011
2012
2013
2014
2015

Remaining Debt to Address	$834M	$406M	$737M	$264M	$393M
Percentage of Total Assets	7.16%	3.49%	6.33%	2.26%	3.37%

Inland American REAL ESTATE TRUST, INC.

(1) Does not include consolidated development debt.

Consolidated Financial Highlights

	Year Ended 12/31/09	Three Months Ended 3/31/10
Total Consolidated Assets	$11.3B	$11.7B
Stockholder's Equity	$5.6B	$5.6B
Total Income	$1.1B	$293M
Distributions Declared	$408.1M	$103M
Mortgages Payable	$5.1B	$5.5B
Ratio of Total Mortgage Debt to Total Assets	45%	47%
Weighted Average Interest Rate	4.9%	5.0%
	(Mortgage debt)	(Mortgage debt)

Significant Accomplishments

- Distribution per share $.50 cents
- Addressed virtually all of 2010 debt maturities, having retired, refinanced, or secured new financing
- We selectively acquired approx $500M of high quality commercial real estate in the first quarter of 2010
- Maintained strong occupancy results throughout our portfolio despite the current economic realities that have impacted commercial real estate owners
- First Quarter of 2010 has shown an increase in leasing activity with 90 signed leases across the portfolio